Exhibit 10.1

SECOND AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of December 29, 2021, by and among REPAY HOLDINGS CORPORATION, a Delaware corporation (“Parent”), HAWK PARENT HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties signatory hereto, the Lenders signatory hereto (including the Incremental Lenders (as defined below)) and TRUIST BANK, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Parent, the Borrower, the other Loan Parties party thereto from time to time, the several banks and other financial institutions from time to time party thereto as Lenders and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of February 3, 2021 (as amended, restated, amended and restated, supplemented and/or modified prior to the date hereof and from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby), pursuant to which the Lenders have made and will make certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested, pursuant to Section 2.23 of the Credit Agreement, that certain banks and financial institutions (each an “Incremental Lender” and, collectively, the “Incremental Lenders”) increase the aggregate Revolving Commitments on the date hereof by an aggregate amount equal to $60,000,000 (the “Second Amendment Incremental Commitment”);

WHEREAS, the Incremental Lenders have agreed to establish the Second Amendment Incremental Commitment subject to the terms and conditions hereof;

WHEREAS, upon the satisfaction or waiver of the conditions set forth in Section 5 of this Amendment, all conditions precedent to making the Second Amendment Incremental Commitment shall have been satisfied or waived; and

WHEREAS, the Borrowers have also requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth herein, and subject to the terms and conditions hereof, the Lenders signatory hereto (constituting Required Lenders) and the Administrative Agent are willing to do so.

NOW THEREFORE, in consideration of the premises, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Second Amendment Incremental Commitment.  Subject to the satisfaction or waiver of the conditions set forth in Section 5 of this Amendment:

(a)Pursuant to Section 2.23 of the Credit Agreement, each Incremental Lender hereby establishes in favor of the Borrower the Second Amendment Incremental Commitment on the date hereof in a principal amount equal to the amount set forth with respect to such Incremental Lender on Exhibit A hereto under the heading “Second Amendment Incremental Commitment Amount”, pursuant to which each Incremental Lender severally agrees (to the extent of such Incremental Lender’s Second Amendment Incremental Commitment) to make Revolving Loans to the Borrower, and to acquire participations in

WORKAMER\39724954.v6

Letters of Credit and Swingline Loans, in accordance with the Credit Agreement, including, without limitation, Section 2.2 thereof.

(b)The Second Amendment Incremental Commitment shall constitute an increase to the Revolving Commitments and shall be on the same terms and pursuant to the same documentation as the Revolving Commitments outstanding on the Second Amendment Effective Date immediately prior to such increase (including, without limitation, as to pricing, maturity and right of payment and security (for the avoidance of doubt, after giving effect to the amendments provided for in Section 2 of this Amendment)), other than with respect to original issue discount and upfront fees.

(c)Each Incremental Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and, to the extent not already a Lender prior to the date hereof, to become a Lender under the Credit Agreement, (B) from and after the Second Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Loans and Commitments, shall have the obligations of a Lender thereunder, and (C) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, and on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

(d)In accordance with Section 2.23(d) of the Credit Agreement, (i) following the incurrence of the Second Amendment Incremental Commitment, the Borrower shall repay and incur Revolving Loans ratably as between the Second Amendment Incremental Commitments and the Revolving Commitments outstanding immediately prior to such incurrence and no amounts shall be payable by the Borrower pursuant to Section 2.19 of the Credit Agreement in connection therewith and (ii) the Administrative Agent is expressly permitted to amend the Loan Documents to the extent necessary to give effect to the Second Amendment Incremental Commitment and mechanical changes necessary or advisable in connection therewith (including amendments to ensure pro rata allocations of Eurodollar Loans and Base Rate Loans between Loans incurred pursuant to the Second Amendment Incremental Commitments and Loans outstanding immediately prior to any such incurrence and amendments to implement ratable participation in Letters of Credit between the Second Amendment Incremental Commitments and the Revolving Commitments outstanding immediately prior to any such incurrence).

2.Amendments to Credit Agreement.  Subject to the satisfaction or waiver of the conditions set forth in Section 5 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)Section 1.1 (Definitions) of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Payix Acquisition” shall mean the acquisition of all of the issued and outstanding Capital Stock of Payix Target pursuant to the terms of the Payix Merger Agreement.

“Payix Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of the Second Amendment Effective Date, by and among Parent, Payix Merger Sub, Repay Management Holdco Inc., Payix Target and Chris Chestnut, as the seller representative, together with the exhibits and disclosure schedules thereto, and as amended, supplemented or otherwise modified.

“Payix Merger Sub” shall mean Dragonfly Merger Sub Inc., a Delaware corporation.

“Payix Target” shall mean Payix Holdings Incorporated, a Delaware corporation.

“Second Amendment” shall mean that certain Second Amendment to Amended and Restated Revolving Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, the other Loan Parties signatory thereto, the Lenders signatory thereto (including the Second Amendment Revolving Lenders) and the Administrative Agent.

“Second Amendment Effective Date” shall mean December 29, 2021.

“Second Amendment Incremental Commitment” shall mean, with respect to each Lender, the obligation of such Lender, pursuant to this Agreement and Section 2 of the Second Amendment, to make Revolving Loans to the Borrower and to acquire participations in Letters of Credit and Swingline Loans in a principal amount not exceeding the amount set forth with respect to such Lender on Exhibit A to the Second Amendment under the heading “Second Amendment Incremental Commitment Amount”.  The aggregate principal amount of all Lenders’ Second Amendment Incremental Commitments as of the Second Amendment Effective Date is $60,000,000.

“Second Amendment Revolving Lenders” shall mean the Incremental Lenders (as defined in the Second Amendment).

(b)Section 1.1 (Definitions) of the Credit Agreement is hereby further amended by amending and restating the following existing definitions in their entirety as follows:

“Aggregate Revolving Commitment Amount” shall mean the aggregate principal amount of the Aggregate Revolving Commitments from time to time.  On the Closing Date, the Aggregate Revolving Commitment Amount was $125,000,000.  On the Second Amendment Effective Date, the Aggregate Revolving Commitment Amount was increased by $60,000,000 (to $185,000,000) pursuant to the Second Amendment Incremental Commitment.

“Engagement Letter” shall mean, individually and collectively (as applicable), (a) that certain engagement letter, dated as of January 13, 2021, by and between the Borrower and the Lead Arranger and (b) that certain engagement letter in respect of the Second Amendment and the transactions contemplated therein, dated as of December 8, 2021, by and between the Borrower and the Lead Arranger.

“Lead Arranger” shall mean Truist Securities, Inc. in its capacity as sole lead arranger in connection with this Agreement and the Second Amendment, as applicable.

“Revolving Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrower and to acquire participations in Letters of Credit and Swingline Loans in an aggregate principal amount not exceeding the amount set forth with respect to such Lender on Schedule I, as such schedule was adjusted pursuant to the Second Amendment to give effect to the Second Amendment Incremental Commitment and as such schedule may be further amended pursuant to Section 2.23, or, in the case of a Person becoming a Lender after the Closing Date, the amount of the assigned “Revolving Commitment” as provided in the Assignment and Acceptance executed by such Person as an assignee, or the joinder executed by such

Person, in each case as such commitment may subsequently be increased or decreased pursuant to the terms hereof.

(c)The definition of “Permitted Acquisition” appearing in Section 1.1 (Definitions) of the Credit Agreement is hereby amended by amending and restating the portion thereof appearing before clause (i) thereof in its entirety as follows:

“Permitted Acquisition” shall mean any Acquisition by the Borrower or any Restricted Subsidiary (or, in the case of any Acquisition of the Capital Stock of a Person, Parent, so long as substantially all of such Capital Stock is contributed or otherwise transferred to the Borrower or a Restricted Subsidiary substantially simultaneously with or promptly after the consummation of such Acquisition; provided that, for purposes of clause (iv) of this definition, such Acquisition shall be deemed to have been consummated by the Borrower) that occurs when the following conditions have been satisfied:

(d)Section 7.5(m) (Restricted Payments) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

(m)the distribution to Parent of cash proceeds to facilitate (i) the consummation of the Beckham Acquisition pursuant to the terms of the Beckham Merger Agreement, (ii) the consummation of the Payix Acquisition pursuant to the terms of the Payix Merger Agreement and (iii) the consummation of any other Acquisition constituting a Permitted Acquisition.

(e)Section 7.14 (Holding Company Restrictions) of the Credit Agreement is hereby amended by amending and restating clauses (d) and (n) thereof in their entirety as follows:

(d)(i) the ownership of the Capital Stock of the Borrower, the making of contributions to the capital of the Borrower, and incidental business or operations related thereto or to any Person that has merged, amalgamated or consolidated with the Borrower, (ii) solely with respect to Parent, the ownership of the Capital Stock of Beckham Parent, the making of contributions to the capital of Beckham Parent, and incidental business or operations related thereto or to any Person that has merged, amalgamated or consolidated with Beckham Parent, and (iii) solely with respect to Parent, (A) the formation of Beckham Merger Sub and Beckham Acquisition Sub in contemplation of the Beckham Acquisition, the ownership of the Capital Stock of Beckham Merger Sub and Beckham Acquisition Sub prior to the consummation of the transactions contemplated to occur in connection with the Beckham Acquisition, the making of contributions to the capital of Beckham Merger Sub and Beckham Acquisition Sub, and incidental business or operations related thereto or to any Person that has merged, amalgamated or consolidated with Beckham Merger Sub or Beckham Acquisition Sub, (B) the formation and ownership of any wholly-owned Domestic Subsidiary that is a Restricted Subsidiary to effect a Permitted Acquisition, the making of contributions to the capital of such Subsidiary in connection with such Permitted Acquisition, and incidental business or operations related thereto or to any Person that has merged, amalgamated or consolidated with such Subsidiary, and (C) the ownership of an immaterial amount of the Capital Stock (retained for tax structuring or other similar purposes) of a Person acquired pursuant to a Permitted Acquisition,

(n) the execution and delivery of, and performance of obligations under, (i) the Beckham Merger Agreement and other related agreements contemplated thereby, (ii) the Payix Merger Agreement and other related agreements contemplated thereby, and (iii) so long as the terms of such agreements are reasonably acceptable to the Administrative Agent, any merger or other acquisition agreement in respect of any Permitted Acquisition and other related agreements contemplated thereby,

3.Acknowledgements and Consents.

(a)Each of the Loan Parties acknowledges and agrees that, for the avoidance of doubt: (i) the obligations in respect of any Revolving Loans funded under the Second Amendment Incremental Commitment constitute (or will constitute when funded) Obligations, Secured Obligations and Guaranteed Obligations, as applicable, and have all the benefits thereof; and (ii) the Second Amendment Incremental Commitment (and any Revolving Loans funded thereunder) shall have all the rights, remedies, privileges and protections under the Loan Documents as are applicable to the Revolving Commitment (and the Revolving Loans funded thereunder).

(b)The parties hereto acknowledge and agree that, for the avoidance of doubt: (i) the Second Amendment Incremental Commitment constitute an “Incremental Commitment” under Section 2.23 of the Credit Agreement and are subject to all provisions of the Credit Agreement and the other Loan Documents; and (ii) to the extent any Incremental Lender constitutes an Additional Lender under Section 2.23(b) of the Credit Agreement, this Amendment shall constitute an instrument of joinder as required under Section 2.23(c)(i) of the Credit Agreement; provided that, notwithstanding anything herein to the contrary, the Administrative Agent and the Lenders hereby waive Section 2.23(a)(i) with respect to the Second Amendment Revolving Commitment.

4.No Other Consents, Waivers or Amendments.  The execution, delivery and effectiveness of this Amendment shall not, except as provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a consent to or waiver of any provision of the Credit Agreement or any of the other Loan Documents.  Except for the amendments set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and each Loan Party hereby ratifies and confirms its respective obligations thereunder.  Except as expressly provided herein, this Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.  Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s or the Secured Parties’ security interests in, security titles to, or other Liens on, any Collateral for the Secured Obligations.

5.Conditions on Effectiveness.  This Amendment shall become effective as of the date hereof when, and only when, each of the following conditions has been met or duly waived by the Required Lenders, in writing:

(a)	Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, each Guarantor, each Incremental Lender, Required Lenders and the Administrative Agent;
(b)

Before and after giving effect to the Second Amendment Incremental Commitment and the consummation of the Payix Acquisition, (i) all conditions to Borrowing required pursuant to Section 3.2 of the Credit Agreement, as applicable, are satisfied and (ii) Parent and its Restricted Subsidiaries are in compliance with the Financial Covenants, calculated in accordance with Section 2.23(a)(iv) of the Credit Agreement, in each case, after giving effect to this Amendment;

(c)	Receipt by the Administrative Agent of a legal opinion of Chapman and Cutler LLP, counsel to the Loan Parties, and authorizing resolutions, in each case, with respect to the

Second Amendment Incremental Commitment and consistent with those delivered on the Closing Date, other than changes to such legal opinion resulting from a change in law or change in fact or otherwise approved by the Administrative Agent;

(d)

Receipt by the Administrative Agent of a certificate executed by a Responsible Officer of the Borrower certifying that each of the conditions in Section 2.23(a) of the Credit Agreement has been satisfied;

(e)

To the extent requested by any Incremental Lender, receipt by the Administrative Agent of an executed promissory note evidencing such Lender’s Second Amendment Incremental Commitment, issued by the Borrowers in accordance with Section 2.10 of the Credit Agreement;

(f)

The Payix Acquisition shall (i) be consummated substantially concurrently with the closing of this Amendment in accordance with the Payix Merger Agreement, without alteration, amendment or other change, supplement or modification of the Payix Merger Agreement except for waivers of conditions that are not materially adverse to the Lenders or as otherwise approved in writing by the Administrative Agent and (ii) have satisfied all of the requirements contained in the definition of “Permitted Acquisition” (as defined in the Credit Agreement after giving effect to the amendments provided for in Section 2 of this Amendment); and

(g)

The Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses (to the extent invoiced at least two (2) Business Days prior to the date hereof) and fees due and payable on or prior to the date hereof under the Credit Agreement or any engagement letter in respect of the arrangement of the Second Amendment Incremental Commitment and this Amendment.

For the purpose of determining satisfaction of the conditions specified in this Section 5, each Lender that has signed and delivered this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required hereunder to be acceptable or satisfactory to such Lender.  The establishment of the Second Amendment Incremental Commitment shall be conclusive evidence that all conditions specified in this Section 5 were satisfied or waived.

Upon this Amendment becoming effective, the Commitments of each applicable Lender will be adjusted to give effect to the Second Amendment Incremental Commitments and Schedule I to the Credit Agreement shall automatically be deemed amended accordingly.

6.Representations and Warranties.  Each Loan Party represents and warrants that (i) each Loan Party has taken all necessary action to authorize it to execute, deliver and perform its obligations under this Amendment in accordance with the terms hereof and to consummate the transactions contemplated hereby, (ii) at the time of and immediately after giving effect to this Amendment, the Second Amendment Incremental Commitment and the consummation of the Payix Acquisition, (x) no Default or Event of Default exists and (y) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are be true and correct in all respects) and (iii) this Amendment has been duly executed and delivered by the Loan Parties, and is the legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

7.Acknowledgment of Perfection of Security Interests.  Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent, for the benefit of the Secured Parties, under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents, in each case, to the same extent as on the date such Loan Party became a party to the Guaranty and Security Agreement.

8.Post-Closing Covenant.  As promptly as practicable, and in any event within thirty (30) days after the date of this Amendment (or such later date as the Administrative Agent may permit), the Loan Parties shall have delivered to the Administrative Agent (or its counsel) legal opinions of such local counsel to the Loan Parties as are deemed reasonably by the Administrative Agent (after consultation with the Borrower), in each case, with respect to such Incremental Commitment and consistent with those delivered on the Closing Date, other than changes to such legal opinions resulting from a change in law or change in fact.  For the avoidance of doubt, any failure to comply with the foregoing requirement shall constitute an immediate Event of Default.

9.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

10.Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes.

11.Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors in titles, and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

HAWK PARENT HOLDINGS LLC

By: /s/ Timothy Murphy

Name:  Timothy Murphy

Title: Chief Financial Officer

OTHER LOAN PARTIES:

HAWK INTERMEDIATE HOLDINGS LLC HAWK BUYER HOLDINGS LLC

REPAY HOLDINGS, LLC

M&A VENTURES, LLC

MARLIN ACQUIRER LLC

REPAY MANAGEMENT SERVICES LLC TRISOURCE SOLUTIONS, LLC

MESA ACQUIRER, LLC

CDT TECHNOLOGIES, LTD.

VIKING GP HOLDINGS, LLC

CPAYPLUS, LLC

CUSTOM PAYMENT SYSTEMS, LLC

CPS PAYMENT SERVICES, LLC

MEDIA PAYMENTS, LLC

REPAY HOLDINGS CORPORATION

ELECTRONIC PAYMENT PROVIDERS, LLC

BLUE COW SOFTWARE, LLC

HOOT PAYMENT SOLUTIONS, LLC

INTERNET PAYMENT EXCHANGE, LLC

STRATUS PAYMENT SOLUTIONS, LLC

CLEAR PAYMENT SOLUTIONS, LLC

BT INTERMEDIATE, LLC

harbor acquisition LLC

By: /s/ Timothy Murphy

Name:  Timothy Murphy

Title: Chief Financial Officer

REPAY MANAGEMENT HOLDCO INC.

By: /s/ Timothy Murphy

Name: Timothy Murphy

Title: Treasurer and Secretary

[Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

TRUIST BANK, as the Administrative Agent, an Incremental Lender and a Lender

By: /s/ Paige Scheper

Name: Paige Scheper

Title: Director

[Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement]

Credit Suisse AG, New York Branch,

as an Incremental Lender and a Lender

By: /s/ Mikhail Faybusovich

Name: Mikhail Faybusovich

Title: Authorized Signatory

By: /s/ Michael Dieffenbacher

Name: Michael Dieffenbacher

Title: Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement]

BARCLAYS BANK PLC,

as an Incremental Lender and a Lender

By: /s/ Sean Duggan

Name: Sean Duggan

Title: Vice President

[Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement]

BMO Harris Bank, N.A.,

as an Incremental Lender and a Lender

By: /s/ Brian J. Doyle

Name: Brian J. Doyle

Title: Director

[Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement]

Fifth Third Bank, National Association,

as an Incremental Lender and a Lender

By: /s/ Nick Meece

Name: Nick Meece

Title: Officer

[Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement]

Regions Bank,

as an Incremental Lender and a Lender

By: /s/ George Hunter

Name: George Hunter

Title: Associate

[Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement]

Citibank, N.A., as a Lender

By: /s/ Marina Donskaya

Name: Marina Donskaya

Title: Vice President

[Signature Page to Second Amendment to Amended and Restated Revolving Credit Agreement]

Exhibit A

Second Amendment Incremental Commitments

Incremental Lender	Second Amendment Incremental Commitment Amount
Truist Bank	$18,000,000
Credit Suisse AG, New York Branch	$11,000,000
Barclays Bank PLC	$10,000,000
BMO Harris Bank N.A.	$7,000,000
Fifth Third Bank, National Association	$7,000,000
Regions Bank	$7,000,000
TOTAL	$60,000,000.00